                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             ITI Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                   INTERLOGIX

                              INVESTOR PRESENTATION
--------------------------------------------------------------------------------
                                     LEGEND:

ITI has filed a proxy statement with the Securities and Exchange Commission relating to the merger of ITI and SLC. The proxy statement contains important information about ITI, SLC and the merger, and investors are urged to read it carefully. The proxy statement is available free of charge on the SEC's web site, http://www.sec.gov.

                                   Interlogix
                               Transaction Status
--------------------------------------------------------------------------------

-    Merger of ITI and SLC Technologies to form Interlogix.

- Current ITI shareholders may elect to exchange up to 50% of their existing shares, in aggregate, for $36.50 in cash per share.

-    Assuming full subscription:

     -    SLC shareholders will own approximately 78%.

     -    Current ITI shareholders will own the remaining 22%.

                                   Interlogix
                               Transaction Status
--------------------------------------------------------------------------------

- Stock-for-stock merger of SLC with ITI (NASDAQ:ITII) to form Interlogix, Inc. (NASDAQ:ILXI).

- Transaction expected to close in early May 2000 - pending shareholder approval.

-    Other closing conditions already met:

     -    Supplemental IRS Ruling

     -    Hart Scott Rodino

     -    SEC / Review of Proxy Statement

                                   Interlogix
                            Key Investment Highlights
--------------------------------------------------------------------------------
-    Highly strategic merger:

     -    Complementary product lines and geographic distribution.

     -    Strong technological and market leadership in each segment.

     - "Pure play" investment in supplying equipment to the global security, life safety and corporate enterprise market.

-    Platform for continued growth:

     -    Conservatively leveraged capital structure.

     -    Public currency for acquisitions.

-    Potential for strong financial growth:

     -    Strong fundamental growth rates.

     -    Meaningful cost savings.

                                   Interlogix
                                Business Overview
--------------------------------------------------------------------------------
- Interlogix designs, develops, manufactures and distributes components, software and systems.

- Targets security, safety, convenience and lifestyle enhancements throughout the world:

     -    Leverage leading brand positions.

     -    Leverage established international distribution.

-    Building upon the broad framework of SLC and ITI Technologies:

     -    Expand product applications beyond conventional industry boundaries.

     - New product offerings in key growth areas of RFID asset tracking, web enabled connectivity and digital communications.

                                   Interlogix
                    Leading Commitment to Product Development
--------------------------------------------------------------------------------

[MAP OF U.S. indicating facilities and number of people dedicated to Technical Development]

Portland          32                              CORE COMPETENCIES
Salem             24                              Sensor Technologies Wireless
Corvallis         18                              Electronic Access Control
Costa Mesa        14                              Fiber Optics
Gladewater         7                              Video & Audio Transmission
St. Paul          81                              CCTV
Boca Raton        85                              Digital Video & Digital Storage Media
Bohemia           18                              Key Management
South Hackensack   2                              Fire Control
                                                  Software Development
                                                  Integrated Systems



   Worldwide: 490 people dedicated to Technical Development
                                                                               6


                             Interlogix
                          Customer Focus
----------------------------------------------------------------------------------------------
                                                                         Corporate
                       Residential           Commercial                  Enterprise


                    - Access Control      - Access Control             - Access Control
                    - Fire Protection     - Communications             - Communications
Product Lines         Systems             - Fire Protection            - Fire Protection
                    - Intrusion             Systems                      Systems
                                          - Video                      - Video Surveillance
                                            Surveillance                 Systems
                                            Systems                    - Intrusion
                                          - Intrusion

                    - Mass Marketers      - Installing dealers         - System Integrators
                    - Installing Dealers  - National Companies         - National Companies
  Channels          - Realtors                                         - Independent
                                          Distribution:                  Representatives
                                          - Dealers

                                   Interlogix
                              Customer Requirements

                                                                           Corporate
                       Residential           Commercial                    Enterprise


                  - Zero False Alarms         - Low Maintenance           - Integratable
 End User         - Ease of Use/Simplicity      Costs                     - Low Maintenance
Expectation       - Life Style                - Add-on Capability           Costs
                    Enhancements              - Service Support           - Open Architecture
                  - Web Connectivity          - Web Connectivity          - Web Connectivity

 Customer         - Ease of Installation      - Ease of Installation      - Ease of Installation
Expectation       - Retention Features        - Feature Set               - Training Support
                  - Minimal Central           - Low Maintenance           - Low Maintenance
                    Station Costs                                           Costs
                                                                          - Upgrades -
                                                                            Expansions

                                                                               8

                                   INTERLOGIX
                               WORLD WIDE BRANDS
--------------------------------------------------------------------------------



                                   [LOGOS]

SUPRA                              ARITECH
ITI                                ESL
GBC                                   A Product of Sentrol
ORIGIN Data Systems                Fiber Options
SENTROL                            Caddx
                                   KALATEL
                                   CASI-RUSCO

                                   INTERLOGIX
                            STRONG EUROPEAN PRESENCE
--------------------------------------------------------------------------------


                                             Headquarters:          2
        [Map of                              Factories              5
    Europe indicating                        Sales Offices         19
      locations of                           Sales Branches        10
        different                            Distributors          13
       facilities]

                                   INTERLOGIX
                                ASSET MANAGEMENT
--------------------------------------------------------------------------------

                   - Radio frequency identification tag installed on moveable property identifies the asset as it passes through a portal.
                   -       Key benefits:
                            - Reduce theft of real and intellectual property.
                            - Track location and movement of portable equipment.
  [GRAPHIC]                 - Detect exit and entry of assets with employee
                              identification.
                            - Financial management system for high-value assets
                              and inventory.

                  - Expands the access control opportunity from "people only" to "people and assets".
Up to 20 ft.
from doors or
other portals.

                                                             [GRAPHIC]

                                   INTERLOGIX
                                   SUPRA EKEY
--------------------------------------------------------------------------------
                                    -  Supra's eKey combines:

                                       - Sleek design and functionality of
                                         the Supra brand Palm Vx

         [GRAPHIC]                     - Interface  to  Supra's  electronic
                                         keybox.

                                    -  Nightly synchronization of data
                                       through the internet:

                                       -  Agents to receive MLS updates,
                                          showing feedback, roster changes
                                          and a host of business communications.


                                     -  Approximately  600,000  agents  using
                                        Supra's electronic lockbox system.

                                   INTERLOGIX
                     ORGANIZED BY GEOGRAPHIC BUSINESS UNITS
--------------------------------------------------------------------------------

                                REGIONAL PRESENCE

  AMERICAS                          EUROPE &                    ASIA PACIFIC
                                     AFRICA




RESIDENTIAL                        COMMERCIAL             CORPORATE ENTERPRISE
 CORE ITI                           CORE SLC                   START 1996
                                                        SLC BUSINESS DEVELOPMENT


                             END USER CUSTOMER FOCUS

                                   INTERLOGIX
                          SECURITY MARKET SIZE / GROWTH
--------------------------------------------------------------------------------

        - Within the residential market, our primary focus is the wireless segment:
           - Per Stat Resources - growing at 18% per annum.


    MARKET SIZE - MANUFACTURER LEVEL                        GROWTH RATES
          SIZE ($ IN MILLIONS)
                                                     16%
                                Residential          14%                              14%
                                                     12%
      Corporate                    $1,500            10%      10%
      Enterprise                                      8%      [GRAPH]        8%
                    [PIE GRAPH]                       6%
                                                      4%
       $5,000                                         2%
                                                      0%
                               Commercial

                                 $3,500
      Market Size - $10 Billion                             Residential Commercial Corporate
                                                                                  Enterprise



      Source: Management estimates based on Frost and Sullivan and Stat
              Resources data.

                                   INTERLOGIX
                         CORPORATE ENTERPRISE OFFERINGS
--------------------------------------------------------------------------------

             Wireless communication

             Fiberoptic cable

             CCTV camera

             Dome camera

             Card Reader

             Motion sensor
             Control Unit                         [GRAPHIC]

             Central Control Unit

             Smoke detector

             Glassbreak sensor

                                   INTERLOGIX
                               MARKET SEGMENTATION

--------------------------------------------------------------------------------


               ----------------------------------------------------
                                       ITI
               ----------------------------------------------------
                                             5.0% Commercial


                                   [PIE GRAPH]


                 95.0%
              Residential
               Security

                           1999 REVENUE: $121 MILLION




               ----------------------------------------------------
                                       SLC
               ----------------------------------------------------
                        26.7%                    9.1%
                     Corporate                   Real
                    Enterprise                  Estate

                                  [PIE GRAPH]

                                                          8.0%
                                                     Residential
                                                      Security
                 56.2%
              Commercial

                           1999 REVENUE: $428 MILLION


               ----------------------------------------------------
                                   INTERLOGIX
               ----------------------------------------------------


                   20.8%                            7.1%
                Corporate                           Real
               Enterprise                          Estate

                                   [PIE GRAPH]

                                                                  27.3%
                                                               Residential
                                                                Security




                     44.8%
                   Commercial


                           1999 REVENUE: $549 MILLION

                                   INTERLOGIX
                            GEOGRAPHIC SEGMENTATION

--------------------------------------------------------------------------------


               ----------------------------------------------------
                                      ITI
               ----------------------------------------------------
                 84.7%                                 11.0%
               Americas                                Europe

                                   [PIE GRAPH]



                                                         4.3%
                                                         Asia
                           1999 REVENUE: $121 MILLION




               ----------------------------------------------------
                                       SLC
               ----------------------------------------------------
                  63.2%                                   33.3%
                Americas                                 Europe

                                  [PIE GRAPH]

                                                              3.5%
                                                              Asia

                           1999 REVENUE: $428 MILLION


               ----------------------------------------------------
                                   INTERLOGIX
               ----------------------------------------------------


                  67.9%                                   28.4%
                Americas                                 Europe

                                   [PIE GRAPH]

                                                               2.7%
                                                               Asia





                           1999 REVENUE: $549 MILLION

               Interlogix
      Additional Growth Opportunities

- Digital Video Recording / Retrieval:
   -High capacity fixed and mobile video recording and archiving systems. -Intelligent data base management.
- Advent Fire System:
   -Analog, conventional and UL wireless systems enable control and monitoring of sprinkler systems.
   -Downloadable system upgrades.
- Mobile View:
   -Municipal  bus  systems,  school  transport,  police  and  emergency.
- Impac DVMR:
   -ADT / Time Lapse.
                                                                              18

                                   Interlogix
                     Pro Forma Historical Financial Results

               [bottom number represents SLC revenues or EBITDA, top number represents combined revenues or EBITDA]


                         Pro Forma Historical Revenues                     Pro Forma Historical EBITDA
                                 [BAR GRAPH]                                        [BAR GRAPH]
          $550.0
                                                       549.4        $110.0
          $500.0
                                               484.6                $100.0
          $450.0
                                       427.0           427.8         $90.0                    90.7
          $400.0                                                                        81.9
                               369.0           375.6                 $80.0
          $350.0                                                 ($                                       73.7
($                                     326.0                      in $70.0
in        $300.0       304.2                                      mm)             68.5        65.5
mm)                            275.7                                 $60.0                          60.2
          $250.0                                                            54.6        58.7              52.7
                       225.2                                         $50.0
                                                                                  43.3              42.6
          $200.0
                                                                     $40.0
          $150.0                                                            35.0
                                                                     $30.0
          $100.0
                                                                     $20.0
          $50.0
                                                                     $10.0
          $0.0
                                                                      $0.0
                       1995    1996    1997    1998    1999
                                                                            1995  1996  1997  1998  1998  1999
                                    SLC   ITI
                                                                                         SLC   ITI  Nine Months

                         Average Combined Growth:  16.0%                            Average Combined Growth:  18.6%
                                                                        1999 excludes - 1999 litigation re patent / merger expenses
                                                                                            - SLC management fees       19

                 Interlogix
Proven Track Record - Growth Through Acquisitions
    - Since 1990 SLC has successfully integrated 21 companies and begun two start-up corporate enterprise developments in key segments.



 $500                                                                                                           428
                                                                                                             Cosmotron
                                                                                                               Impac
 $450                                                                                                          Tecom


 $400                                                                                                   375
                                                                                                        Fox
 $350                                                                                               Origin Data
                                                                                                     SLC Comm.
                                                                                                    Sectro N.V.
 $300                                                                                       326
                                                                                            GBC
                                                                                276        Kalatel
 $250                                                                       Fiber Options
                                                                   225       Casi-Rusco
                                                                  Atlas      Scantronic
 $200                                                            Onecard
                                                        175    Centralized
                                                       Supra
 $150                                           135
                                              Aritech
 $100                               62          U.S.
                              Aritech Europe
  $50                 51       Barrier Bar
            33        ESL       NiceDuc
           Base     Becuwe
   $0
          1990       1991        1992         1993      1994       1995          1996         1997      1998     1999

             (Revenues, $ in millions)

                    SLC's Balanced Growth through the 1990s
Dollars in Thousands

500,000

450,000                                                                              428

400,000                                                                      375

350,000                                                              326

300,000                                                      276   SALES

250,000                                               225

200,000                                       175

150,000                              135
                                                                                     63

100,000                       61
                                                                              55
 50,000                51

              33                                                      49

                                                              38

                                                      24                   PBT

                                              22

                                      20

                               8
                        6
      0        2


            1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
PBT #'s

                  Acquisitions   Organic        Total

           Sales: $192 million + $236 million = $428 million

PBT is defined as operating income excluding management fees, amortization expense and certain other expenses.

              Interlogix
ProForma Net Income / EPS 1999 Total Year


  ($Millions)                            Net Income          EPS
  ITI Reported Results                     $13.4            $0.68

  SLC Reported Results                      25.7             1.31

  Transaction Adjustments                  (18.9)           (0.96)
                                           ------           ------
  ProForma/Sub-Total                        20.2             1.03

  Other Adjustments:
  - Non Recurring - ITI                      3.2             0.16
  - Management Fee - SLC                     1.7             0.09
  - Synergies of $10M                        6.1             0.31
  - Interest Income / $40M Cash/Notes        1.9             0.09
                                           ------           ------
  Adjusted Net Income                      $33.1            $1.68
                                           ------           ------
  Outstanding Shares                                         19.6 M

                      Interlogix
                 Synergy Opportunities

-       Cost reductions within 12 months ($10M).
         - Duplicate engineering resources / intrusion panel development.
         - Make / buy opportunities.
         - Global purchasing - volume leverage on material prices.
         - G & A savings.
-       Working capital reductions.
         - Inventory turns from 4.2x to 7.0x
         - Common information technology platform.
-       Manufacturing Consolidations.
         - Underway within current SLC operations.
         - Combined company opportunities.
-       Incremental revenue opportunity.

                                   Interlogix
                        Amortization - 1999 ProForma EPS


                                                         Pre-Tax            After tax
                                           Avg.           Annual           Impact on        Impact
  ($Millions, except per share)            Life        Amortization        Net Income       on EPS
                                           ----        ------------        ----------       ------
1999 - ProForma EPS                                                                         $1.03
     - Other Adjustments                                                                     0.65
                                                                                            -----
1999 ProForma EPS (with adjustments)                                                        $1.68

SLC Existing Amortization (1)              19              $9.2              $8.8            0.45

Transaction Goodwill (per proxy)           20               5.7               5.7            0.29

Intangible Assets (2)                      16               9.0               5.8            0.30
                                           --             -----             -----           -----
Total Amortization                                        $23.9             $20.3            1.04
                                                          -----             -----           -----
1999 ProForma EPS                                                                           $2.72
excluding goodwill                                                                          -----

(1)  SLC goodwill amortization - 10%  tax deductible

(2)  Amortization - 100%  tax deductible

                                   Interlogix
                               Goodwill Evaluation

 -  Goodwill calculation per the proxy assumes:
    - A $36.50/share for stock exchanged for cash and the stock's trading price on date of proxy ($28.56) on all remaining shares.
 -  Final purchase price based upon:
    - $36.50 for stock exchanged for cash and the fair value of all remaining shares.
 - The impact to goodwill at a range of trading prices for Interlogix common stock after close of the transaction:

Stock Trading Price               $28.56   $27.00    $25.00   $23.00

Goodwill Savings Impact (20 Yrs)      --   $7.8 M   $17.8 M  $27.7 M

EPS (19.6 Million Shares)             --     $.02      $.05     $.07

                                   Interlogix
                    ProForma Income Statement Full Year 1999


($Millions, except per share)                  $          %      Adjustment Presentation
                                             ------     -----    -----------------------
Sales                                        549.4      100.0
                                             -----      -----
Gross Margin                                 244.1       44.4

Operating Income                              55.0       10.0   { 7.7  Non Recurring Charges
                                                                {10.0  Synergies

Interest, Net                                 17.6        3.2    (3.0) Interest Income

Other Income                                   1.7        0.3
                                              ----        ---
Income Taxes                                  18.9        0.3     7.8
                                              ----        ---    ----
Net Income                                    20.2        3.7    12.9
                                              ----        ---    ----
Earnings Per Share                           $1.03               $0.65

                        Interlogix
                 Corporate Profitability Goals

    Gross Margin                                     Operating Margin

          50
                                                    16                   15.0
          48                                                        14.4
                                  46.0              14         13.8
  %       46                45.6               %          13.2
 OF                   45.3                    OF    12
SALES     44    45.0                        SALES
                                                    10
          42

                550   600   650   700                     550  600  650  700
                   Annual Revenues                         Annual Revenues

     Gross Margin:                                   Operating Margin:

  - Economies of scale                                 Goal > 15%
  - Global purchasing                                  1999   11%
  - Plant consolidations

                                   Interlogix
                      PF Capitalization and Coverage Ratios

                    Pro forma Capitalization - Dec. 31, 1999

($Millions, except per share)                            Percent of       Multiple of
                                                    Total Capitalization   EBITDA (a)
                                                    --------------------  -----------
 Cash                                       $31.3             NA             NA

Revolver                                    150.9            29.2%           1.4
Term Loan                                   100.0            19.4%           1.0
                                            -----           -----            ---
Total Debt                                  250.9            48.6%           2.4

Stockholder's Equity                        265.5            51.4%           2.5
                                            -----           -----            ---
Total Capitalization                        516.4           100.0%           4.9
                                            -----           -----            ---

                                 Coverage Ratios

           Total Debt / PF LTM 9/99 EBITDA                                2.4 x
           PF LTM 9/99 EBITDA / Total Interest                            5.9 x
           Note:
           (a) Assumes pro forma EBITDA for L-T-M September 1999.

                                   Interlogix
                                     Summary

-       Merger is highly strategic:
         - Complementary on a geographic and product line basis.
         - ITI wireless technology, SLC distribution and enterprise solution focus.
-       Revenue growth synergies:
         - Opportunity for increased sales through leveraging complementary distribution channels and product lines.
         - Wireless product through European distribution channels.
-       Provides customers with broad product lines in all key markets.
         - Portfolio of products with technology and cost leadership.
- Management incentive aligned with shareholders via stock option opportunities:
         - 1.6 Million approximately 0.8 current ITI option holders.
-       Capital structure provides capacity to continue to consolidate industry.